SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2002

                       VERTEX INTERACTIVE, INC.
         (Exact name of registrant as specified in its charter)

     New Jersey             0-15066              22-2050350
   --------------     --------------------   ----------------
     (State or        (Commission File No.)    (I.R.S.
 Other Jurisdiction                          Identification No.)
of Incorporation)

140 Route 17 North - Suite 250
      Paramus, New Jersey                           07652
------------------------------------------   -------------------
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:
                            (973) 777-3500

                          -------------------
             22 Audrey Place Fairfield New Jersey 07004
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.

Vertex Interactive, Inc. (the "Company") reported that it has been notified by NASDAQ today that the NASDAQ Listing Qualifications Panel (the "Panel") has determined that the Company has failed to comply with the $1.00 minimum closing bid price and the minimum stockholders equity or the market value of publicly held shares requirement for continued listing, and therefore, determined to delist the Company's securities from the NASDAQ Stock Market effective with the open of business on August, 21, 2002.

The Company may appeal NASDAQ decision beginning August 21st, 2002 and ending 15 days thereafter.
                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            VERTEX INTERACTIVE, INC

                             /s/  Mark A. Flint
                            -----------------------
                             Name:  Mark A. Flint
                             Title:  Chief Financial Officer

DATED: August 20, 2002